SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

FIRST SAVINGS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Indiana	001-34155	37-1567871
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana 47129

(Address of principal executive offices) (Zip Code)

(812) 283-0724

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 21, 2014, First Savings Financial Group, Inc. (the “Company”), the holding company for First Savings Bank, F.S.B. (the “Bank”), announced that the Bank’s Board of Directors adopted a Plan of Charter Conversion, providing for the Bank’s conversion from a Federally-chartered savings bank to an Indiana-chartered commercial bank.

A copy of the press release announcing the adoption of the Plan of Charter Conversion is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Press Release dated May 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 21, 2014	By:	/s/ Anthony A. Schoen
Anthony A. Schoen
Chief Financial Officer